INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Taxes
Net loss before income tax	$ 11,645	$ 11,184
Combined Canadian statutory income tax rate	27.00%	26.00%
Income tax recovery computed at statutory income tax	$ 3,144	$ 2,908
Tax effect of:
Permanent differences	(599)	(982)
Difference in tax rates in foreign jurisdictions	128	4
Changes in estimate and others	(539)	5,018
Changes in unrecognized deferred tax assets	(2,134)	(6,948)
Income tax expense (recovery)	$ 0	$ 0